UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TRW Automotive Holdings Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 18, 2011.
TRW AUTOMOTIVE HOLDINGS CORP.
TRW AUTOMOTIVE HOLDINGS CORP.
ATTN: INVESTOR RELATIONS
12001 TECH CENTER DRIVE
LIVONIA, MI 48150
Meeting Information
Meeting Type:     Annual
For holders as of:     March 21, 2011
Date: May 18, 2011 Time: 10:00 a.m. local time

Location:	TRW Vehicle Safety Systems Inc.
11202 East Germann Road
Mesa, AZ 85212
If directions are needed, please
call (480) 722-4566
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—— Before You Vote ——
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE AND PROXY STATEMENT                                        2. ANNUAL REPORT
How to View Online:
Have the Control Number that is printed in the box marked by the arrow                          →  XXXX XXXX XXXX
(located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the Control Number that is printed in the box
marked by the arrow →   XXXX XXXX XXXX  (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2011 to facilitate timely delivery.
—— How To Vote ——
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the Control Number that is printed in the box marked by the arrow →   XXXX XXXX XXXX  available and follow the instructions. You may transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

                      Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of three Directors nominated by the Board to serve for a three-year term beginning at the meeting and expiring at the 2014 annual stockholders meeting.

Nominees:

01) Francois J. Castaing
02) Michael R. Gambrell
03) Paul H. O’Neill
The Board of Directors recommends you vote FOR the following proposals:
2.	The ratification of Ernst & Young LLP, an independent registered public accounting firm, to audit the consolidated financial statements of TRW Automotive Holdings Corp. for 2011.

3.	The approval, on an advisory basis, of the compensation of the named executive officers as disclosed in the Proxy Statement.
The Board of Directors recommends you vote 3 YEARS on the following proposal:
4.	The approval, on an advisory basis, of the presentation to stockholders of an advisory vote on named executive officer compensation every one, two, or three years.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.